Exhibit 99.2


                                  Webcast Audio
                                  -------------

The audio of Eagle Broadband's November 29, 2005, conference call and webcast will be available for a period of 12 months in the Audio Archive of the Eagle Broadband, Inc., corporate Web site at http://investor.eaglebroadband.com/archives.cfm.